Exhibit 99.1 AERIE An Emerging Leader in Ophthalmology September 2022 For Investor Use Only 1

Disclaimer The information in this presentation regarding Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie in this presentation are qualified in their entirety by reference to the Company’s reports filed with the Securities and Exchange Commission (“SEC”). Certain information in this presentation has been obtained from outside sources. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information. ® ® Any discussion of the potential use or expected success of Rocklatan (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005% or Rhopressa (netarsudil ophthalmic solution) 0.02%, with respect to foreign approval or additional indications, and our current or any future product candidates, including AR-1105, AR-13503, AR-14034, AR-6121 and AR-15512, is subject to regulatory approval. In addition, any ® ® ® ® discussion of U.S. Food and Drug Administration (“FDA”) approval of Rocklatan or Rhopressa does not guarantee successful commercialization of Rocklatan or Rhopressa . For more information on ® ® ® Rocklatan , including prescribing information, refer to the full Rocklatan product label at www.rocklatan.com. For more information on Rhopressa , including prescribing information, refer to the full ® Rhopressa product label at www.rhopressa.com. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise, except as otherwise required by law. We are not making any representation or warranty that the information in this presentation is accurate or complete. This presentation shall not constitute an offer to sell, nor a solicitation of an offer to buy, any of Aerie’s securities. This presentation contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “exploring,” “pursuing” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this presentation include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our commercial franchise and our pipeline, any guidance or timelines, our expectations for 2022 and beyond, future liquidity, cash balances or financing transactions, our ongoing and anticipated preclinical studies and clinical trials, FDA or other regulatory approvals and effectiveness of any product, product candidates or future product candidates. In addition, any topline data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. Furthermore, any discussion in this presentation about preclinical activities or opportunities associated with our products or discussions involving the potential for our product candidates are preliminary and the outcome of any studies may not be predictive of the outcome of later trials and ultimate regulatory approval. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, industry change and other factors beyond our control, and depend on regulatory approvals and economic and other environmental circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. We discuss many of these risks in greater detail under the heading “Risk Factors” in the quarterly and annual reports that we file with the SEC. Forward-looking statements are not guarantees of future performance and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation. In ® ® ® particular, FDA and European Medicines Agency (“EMA“) approval of Rhopressa and Rocklatan , and Medicines and Healthcare products Regulatory Agency (“MHRA“) authorization of Roclanda does not ® ® ® ® ® ® guarantee regulatory approval of Rhopressa , Rocklatan or Roclanda in other jurisdictions, and there can be no assurance that we will receive regulatory approval for Rhopressa , Rocklatan or Roclanda in ® ® such other jurisdictions. In addition, FDA approval of Rhopressa and Rocklatan does not guarantee FDA approval of our product candidates or any future product candidates or acceptance of future Investigational New Drug (“IND”) filings and there can be no assurance that we will receive FDA approval for our product candidates or any future product candidates. Furthermore, the acceptance of the INDs by the FDA for our product candidates does not guarantee FDA approval of such product candidates and the outcomes of later clinical trials for our product candidates may not be sufficient to submit a New Drug Application (“NDA“) with the FDA or to receive FDA approval. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. 2 For Investor Use Only

An Emerging Leader in Ophthalmology

Growing Commercial Franchise	Rocklatan®/Rhopressa® Growing Glaucoma franchise: • U.S.: Q2:22 Net Product Revenue of $33.3MM; 2022 guidance: $130-140MM • ROW: Partnership with Santen: EU: Approved; Japan: In Phase 3
Differentiated Pipeline	AR-15512 Phase 3 COMET-2 and COMET-3 studies in dry eye disease ("DED") underway AR-1105 diabetic macular edema ("DME") program is Phase 3-ready Developing an early-stage pipeline including leveraging PRINT® implant technology
Partnering & Manufacturing	International partnering deals further strengthens our focus on the U.S. market State-of-the-art sterile fill manufacturing plant with capacity for expanded demand
Strong Financial Position	~$184.4MM in cash[1] as of 06/30/2022 Adequately funded to execute on current business plan Expect to be cash flow break even during 2024

1. Cash is comprised of cash, cash equivalents, and investments per the Q2:2022 10Q filing aerie
For Investor Use Only
3

Novel Mechanisms that Deliver Differentiated Product Profiles 2 1 Glaucoma: ROCK inhibition Wet AMD : Pan-VEGF-R inhibitor To provide a unique improvement Angiogenesis inhibitor in fluid outflow To reduce thickening and growth of leaky blood vessels Dry Eye: TRPM8 agonist To increase tear production 2 DME : Bioerodible dexamethasome retinal implant To reduce inflammation and macular thickening 1. AMD = Age-related Macular Degeneration 2. VEGF-R = Vascular Endothelial Growth Factor- Receptor 4 For Investor Use Only

Product Pipeline Targets Attractive Commercial Markets ® Two Phase 3 Ready Programs plus “PRINT ” Technology Platform Product/Indication R&D Phase 1 Phase 2 Phase 3 Marketed Status/Next Steps On the Market in U.S., Approved ® Rocklatan / in EU; Studies underway: Phase 3 ® Rhopressa : in Japan; Phase 4 programs in the Glaucoma U.S. (data expected H1:23) COMET-2 and COMET-3 studies AR-15512 underway, COMET-4 safety study Dry Eye expected to begin in Q4:22 AR-1105 Evaluate options for Phase 3 DME development AR-14034 IND Filing planned in Q4:22 Wet AMD AR-15512, AR-1105, and AR-14034 are development stage product candidates and are not approved by any regulatory agency 5 For Investor Use Only

Aerie 2.0: Strategic Pillars for Long-Term Success Growing Attractive Late- Strong Financial Commercial Stage Pipeline Position Franchise Reducing our annual net cash Driving sustainable growth of Making smart choices with our burn rate to maintain a solid the commercial business capital in advancing our pipeline financial position Attracting and retaining the right talent and leadership to support sustainable growth 6 For Investor Use Only

Glaucoma: ~$3B U.S. Market[1]

THE PROBLEM
- Stiffening trabecular meshwork reduces normal drainage
- Increased intraocular pressure ("IOP") can damage the optic nerve and lead to vision loss

THE OPPORTUNITY
- 34MM prescriptions annually, 55MM bottles
- 55% on monotherapy, 45% on 2-3X/day adjuncts

CURRENT TREATMENT
- Prostaglandin analogs are the most common first line therapy
- Long-term polypharmacy uses several other mechanisms

Unique MOA[3]: Rock inhibition



Reduced fluid outflow
Increased IOP

Rock inhibition leads to relaxation of trabecular meshwork and episcleral veins
Result: unique and significant improvement in fluid outflow

Differentiated powerful efficacy and favorable safety profiles provide physicians with a compelling reason to prescribe our two brands[2], Rocklatan® & Rhopressa®

1. 2021 IQVIA
2. Also approved/launched for use in ocular hypertension
3. MOA = Mechanism of Action

aerie
For Investor Use Only
7

Glaucoma Franchise Refreshed Brand Positioning • First Line • Unsurpassed Efficacy - Superior to 1,2 Latanoprost • Unique MOA that is relevant and complementary to other agents • Consistent and powerful lowering of IOP 1. Data link: https://rocklatan.com/hcp/ 2. Asrani S, Bacharach J, Holland E, et al. Fixed-dose combination of netarsudil and latanoprost in ocular hypertension and open-angle glaucoma: pooled 8 efficacy/safety analysis of phase 3 MERCURY-1 and -2. Adv Ther. 2020;37(4):1620-1631 For Investor Use Only

® Rocklatan ® One Powerful Drop Starts with Rocklatan ® Rocklatan (netarsudil/latanoprost combo) is the only product to demonstrate superiority to 1,2 latanaprost in U.S. Phase 3 trials. No Reported Systemic Effects ® ® Patent coverage (Rocklatan & Rhopressa ) is expected through 2034 3 Data suggest for every 1mmHg drop in IOP, the risk of vision loss is reduced by 10% 1. Data on file, Aerie Pharmaceuticals, Inc 2. Asrani S, Bacharach J, Holland E, et al. Fixed-dose combination of netarsudil and latanoprost in ocular hypertension and open-angle glaucoma: pooled efficacy/safety analysis of phase 3 MERCURY-1 and -2. Adv Ther. 2020;37(4):1620-1631 3. Heijl A, Leske MC, Bengtsson B, et al. Reduction of intraocular pressure and glaucoma progression: Results from the Early Manifest Glaucoma Trial. Arch Ophthalmol. 9 2002; 120:1268-1279 For Investor Use Only

Rhopressa®

A unique MOA that delivers powerful and consistent reductions in IOP

Delivers an additional ~20% IOP reduction regardless of current regimen or baseline pressure.[1,2]


LOWER THE
IOP FLOOR
INDICATIONS AND USAGE
Rhopressa® (netarsudil ophthalmic solution) 0.02% is indicated for the reduction of elevated intraocular pressure in patients with open-angle glaucoma (OAG) or ocular hypertension (OHT).
Please see additional Important Safety Information at the end of this presentation. Full Prescribing Information is available.
ONCE-DAILY
rhopressa®
(netarsudil ophthalmic solution) 0.02%

1. Zaman F, Gieser SC, Schwartz GF, Swan C, Williams JM. A multicenter, open-label study of netarsudil for the reduction of elevated intraocular pressure in patients with open-angle glaucoma or ocular hypertension in a real-world setting. Curr Med Res Opin. 2021;37(6):1011-1020
2. Singh IP, Fechtner RD, Myers JS, et al. Pooled efficacy and safety profile of netarsudil ophthalmic solution 0.02% in patients with open-angle glaucoma or ocular hypertension. *J Glaucoma.* 2020;29(10):878-884 aerie
For Investor Use Only
10

U.S. Commercial Strategy Focused on Driving Earlier Adoption:

in Appropriate Patients

Eye Care Practitioner

Focus on top prescribers, representing >72%[1] of the glaucoma prescription market

- Targeting **~12,250**[1] highest prescribers
- **>90%**[1] of Netarsudil prescriptions from our target prescribers

Patient

Support includes co-pay card for commercially insured patients

- Card reduces co-pay to as little as $25
- Patients can utilize card for 90-day prescriptions, enabling fewer pharmacy visits & co-pay savings

Payor

Broad formulary coverage paves the way for increased pull through

Commercial Coverage at 76% and growing for Rocklatan® and Rhopressa®

Medicare Part D coverage[2]:

- Rocklatan®: 82%
- Rhopressa®: 96%

aerie

1. IQVIA Xponent data 2022
2. Medicare accounts for ~60% of the business. LIS = Low Income Subsidy: 10% Rocklatan®, 3% Rhopressa®

For Investor Use Only

11

Global Studies and Medical Affairs Program Intended to support generation of meaningful clinical data and improved patient outcomes nd ® 2 Phase 3 Registration Trial for Rhopressa Underway in Japan led by Santen: st • Positive results from 1 Phase 3 trial reported by Aerie in October 2021 nd • A 2 confirmatory Phase 3 trial is underway Recent and Upcoming Medical Meetings Presentations: • August/September meetings: Women in Ophthalmology and the American Academy of Ophthalmology ® Rocklatan Phase 4 Program (MORE Study): ® • Designed to demonstrate Rocklatan as a highly effective single dose per day therapy right from the start • Initiated in the U.S. in March 2022. Topline results expected H1:2023 12 For Investor Use Only

Dry Eye Disease: ~$1.6B U.S. Market[1]

THE PROBLEM
- Significant need for an effective chronic treatment that can provide rapid tear production and better relief of dry eye disease symptoms

THE OPPORTUNITY
- 30MM patients (18MM diagnosed)
- <10% treated by Rx

CURRENT TREATMENT
- Over-the-counter artificial tears, Rx anti-inflammatories and nasal tear stimulants
- Current prescription products are not effective in many patients

MOA: TRPM8 agonism



Inadequate tear production & quality
TRPM8 receptor

TRPM8 agonism leads to stimulation of cold sensing receptors on the cornea and eyelid

Result: increased natural tear production; cooling sensation on the ocular surface

AR-15512 is a differentiated, novel, first-in-class product candidate for the treatment of the signs and symptoms of dry eye disease.

Phase 3 Program is underway

1. Market Scope 2021 Dry Eye Product Market Review; Does not include the over-the-counter artificial tears and other Rx anti-inflammatory and tear stimulants

AR-15512 is a development stage product candidate and is not approved by any regulatory agency aerie

For Investor Use Only

13

Summary of Phase 2b COMET-1 Dry Eye Disease Study Evaluation of 2 doses of AR-15512 vs. vehicle in 369 participants with dry eye disease 14 For Investor Use Only SAFETY • The study demonstrated a good tolerability profile TOPLINE RESULTS with no systemic or serious adverse events • While previously chosen primary endpoints were not attributed to AR-15512 met, the study demonstrated statistically significant, dose-dependent improvements on multiple validated sign, symptom and QOL endpoints across multiple time points STUDY OUTPUT • Early onset of efficacy • Determined dose, endpoints and study design to support Phase 3 registrational studies • The difference between AR-15512 and the vehicle response generally increased over time, pointing to a potential sustained, meaningful treatment effect in dry eye signs and symptoms FDA ALIGNMENT • In February ‘22, we gained alignment with the FDA on our proposed endpoints and the overall Phase 3 program AR-15512 is a development stage product candidate and is not approved by any regulatory agency 14 For Investor Use Only

Phase 2b Sign: AR-15512 demonstrated a statistically significant and dose dependent increase in tear 1 production, a validated endpoint and acceptable for registration of product * p < 0.0001 100 * p < 0.0001 * * * p < 0.0001 * p < 0.0026 86.1 75 82.5 * * % Responders 66.1 63.3 (>10mm): 50 Unanesthetized 44.4 Schirmer’s Test 25 26 0 Day 1 Day 14 Visit 1. Wirta DL, Senchyna M, Lewis AE, Evans DG, McLaurin EB, Ousler GW, Hollander DA, ‘A randomized, vehicle-controlled, Phase 2b study of two concentrations of the TRPM8 receptor agonist AR-15512 in the treatment of dry eye disease (COMET-1), Ocular Surface (2022), doi: https://doi.org/10.1016/j.jtos.2022.08.003 15 AR-15512 is a development stage product candidate and is not approved by any regulatory agency For Investor Use Only Percent of Subjects Achieving Endpoint

Phase 2b Symptoms: AR-15512 demonstrated statistically significant improvement at Day 14; continued 1 improvement over time vs. a validated endpoint Symptoms: SANDE score 1. Wirta DL, Senchyna M, Lewis AE, Evans DG, McLaurin EB, Ousler GW, Hollander DA, ‘A randomized, vehicle-controlled, Phase 2b study of two concentrations of the TRPM8 receptor agonist AR-15512 in the treatment of dry eye disease (COMET-1), Ocular Surface (2022), doi: https://doi.org/10.1016/j.jtos.2022.08.003 16 AR-15512 is a development stage product candidate and is not approved by any regulatory agency For Investor Use Only

Phase 1 Trial to Confirm the Primary Endpoint for the Phase 3 COMET Studies Trial Objective Trial Design Trial Results • The Phase 1 trial was designed • 40 participants with dry eye • The Phase 1 trial replicated the to validate the unanesthetized disease were randomized 1:1 unanesthetized Schirmer results Schirmer Score, compared to (0.003% AR-15512 vs. Vehicle) from Phase 2b study at Day 14 the anesthetized Schirmer based on i) the percent • Participants underwent Score, as a measure of tear responders > 10mm and ii) the Schirmer’s Test with and production in people with dry change from baseline without anesthesia at two visits eye disease • The trial demonstrated that • The trial was initiated in the U.S. anesthesia interferes with the in November 2021 MOA of AR-15512 in the Schirmer’s Test • The trial was completed in January 2022 AR-15512 is a development stage product candidate and is not approved by any regulatory agency 17 For Investor Use Only

Phase 1 Trial to Confirm the Primary Endpoint for the Phase 3 COMET Studies Phase 2b Data Replicated Anesthesia Interferes with AR-15512 MOA % Responders (≥10 mm) % Responders (≥10 mm) Unanesthetized Schirmer p < 0.00001 Phase 2b Result Phase 1 Result 0.003% AR-15512 83% 95% Vehicle 26% 15% Difference 57% 80% (0.003% - vehicle) Change From Baseline Unanesthetized Schirmer Phase 2b Result Phase 1 Result 0.003% AR-15512 19.5 mm 23 mm Vehicle 5.9 mm 2 mm Difference 14 mm 21 mm (0.003% - vehicle) Without Anesthetic With Anesthetic AR-15512 is a development stage product candidate and is not approved by any regulatory agency 18 For Investor Use Only

Phase 3 Program for AR-15512 for Dry Eye Disease

Targeting a 2024 NDA Filing

Subjects
Individuals with dry eye disease

Treatment
AR-15512 (0.003%) or AR-15512 vehicle

Dosing
Administered twice-daily as 1 drop in each eye

	COMET-2[1] Efficacy	COMET-3[2] Efficacy	COMET-4 Safety
Participants	~460	~460	~255
Location	~20 U.S. Sites	~20 U.S. Sites	~10 U.S. Sites
Study Start	Q2:2022	Q3:2022	Q4:2022
Evaluation Period	90 days	90 days	12 months
Topline Results Expected	H2:2023	H2:2023	H1:2024

1. https://clinicaltrials.gov/ct2/show/record/NCT05285644?term=AR-15512&draw=2&rank=3
2. https://clinicaltrials.gov/ct2/show/NCT05360966?term=COMET-3&draw=2&rank=2

AR-15512 is a development stage product candidate and is not approved by any regulatory agency aerie
For Investor Use Only
19

Phase 3 “COMET-2” and “COMET-3” Efficacy Trial Design Multi-center, vehicle-controlled, double-masked, randomized trial: NCT05285644, NCT05360966 Screening Phase: Randomized Registrational Endpoints: Day -14 Treatment Primary: Sign: Phase: % Responders (≥10mm): Unanesthetized Schirmer’s Both trials are Test Day 14 Participants will be Participants will be enrolling enrolled in a 1:1 ratio to dosed twice-daily for 90 Key Secondary: Symptom: receive either 0.003% days (one drop in each Change from Baseline in Topline Results: AR-15512 or vehicle eye) SANDE Score at Day 28 H2:2023 Study visits are planned at Day 1 (Baseline) and Days 7, 14, 28 and 90 AR-15512 is a development stage product candidate and is not approved by any regulatory agency 20 For Investor Use Only

Phase 3 Program for AR-15512 for Dry Eye Disease THREE REGISTRATIONAL STUDIES NDA PACKAGE & TARGET FILING • Two Efficacy Studies: COMET-2 & COMET-3 • NDA Package: COMET-2, COMET-3, COMET-4 • One Safety Study: COMET-4 • Target NDA Filing: 2024 EXPECTED PHASE 3 DATA READ OUT DIFFERENTIATED CHARACTERISTICS • COMET-2 and COMET-3: H2:2023 • First-in-class product candidate to treat the signs and symptoms of dry eye disease • COMET-4: 6-month data in H2:2023 (this will be used to support the NDA filing) AR-15512 is a development stage product candidate and is not approved by any regulatory agency 21 For Investor Use Only

DME: ~$2B U.S. Market[1]

THE PROBLEM

- Inflammation and thickening of the macula (macular edema)
- Can lead to loss of vision

CURRENT TREATMENT

- Angiogenesis inhibitors & steroids. Patients & providers are dissatisfied with frequent high-cost intravitreal injections required to maintain vision gains

MOA: bioerodible dexamethasone retina implant


Macular
edema

The first product to use Aerie's exclusive PRINT® delivery platform

AR-1105 is the only bioerodible dexamethasone retina implant to demonstrate 6 months of efficacy in treating macular edema which provides reduced injection frequency

1. Diabetic Macular Edema Market, 2020: https://www.globenewswire.com/en/news-release/2020/07/19/2064118/0/en/Global-Diabetic-Macular-Edema-Market-2020-Top-Countries-Current-Landscape-And-The-Way-Forwardlong-Lasting-VEGF-Blockers-Compounds-With-VEGF-Independent-Mechanism-And-Topical-And-Or.html

AR-1105 is a development stage product candidate and is not approved by any regulatory agency aerie

For Investor Use Only

22

Phase 2 1 AR-1105 CF2 demonstrated up to 6 months of efficacy on improving visual acuity Mean Change in Visual Acuity 2 (ETDRS Letters) 1. Data on file: Aerie Pharmaceuticals 2. Error bars are SEM 23 AR-1105 is a development stage product candidate and is not approved by any regulatory agency For Investor Use Only

AR-1105 Phase 2 Proof-of-Concept Data Support Next Steps Up to 6 months efficacy: improved visual acuity and reducing macular edema Phase 2 Efficacy Data Both formulations well tolerated; no unexpected findings Phase 2 Safety Data Adverse events consistent with other corticosteroids & intravitreal injections Next Step Evaluate options for Phase 3 development AR-1105 is a development stage product candidate and is not approved by any regulatory agency 24 For Investor Use Only

Wet AMD: ~$5B U.S. Market[1]

THE PROBLEM
- Abnormal blood vessel growth (angiogenesis) that leaks fluid or blood into the macula, decreasing vision

THE OPPORTUNITY
- 11MM people have some form of AMD (U.S.)[2,3,4]
- ~1.5MM treated

CURRENT TREATMENT
- Frequent injections of angiogenesis inhibitors (every 1-3 months)

MOA: selective pan-VEGF inhibitor


Blood vessel
growth,
leakage

AR-14034/axitinib implant, the 2nd product to use Aerie's exclusive PRINT® delivery platform

New Target Profile: AR-14034: Pan-VEGFR inhibitor

- **Blocks all VEGF-receptor isoforms**
- **Proprietary controlled release formulation targeting 12-month dosing**
- **Potential for lowest dosing interval of any product in development**

1. Grandview Research: AMD Market Size Report, 2022: https://www.grandviewresearch.com/industry-analysis/age-related-macular-degeneration-market-report
2. Sources for Macular Degeneration: Facts & Figures: http://www.brightfocus.org/sources-macular-degeneration-facts-figures. Accessed 28 Oct 2015
3. Wong WL, et al. Global prevalence of age-related macular degeneration and disease burden projection for 2020 and 2040: a systematic review and meta-analysis. *Lancet Glob Health*. 2014;2:e106–e116
4. Pascolini D et al. Global estimates of visual impairment: 2010. *Br J Ophthalmol*. 2012;96:614–618

AR-14034 is a development stage product candidate and is not approved by any regulatory agency aerie

For Investor Use Only

25

Positive AR-14034 Preclinical Data Support Planned IND Filing Q4:22 ® Axitinib is a highly-selective Pan-VEGF blocker (Pfizer’s INLYTA ) Preclinical POC Data Preclinical data supports target 12-month release profile Preclinical Safety Data No ocular safety concerns Status IND-enabling studies underway Regulatory Targeting a Q4:2022 IND filing AR-14034 is a development stage product candidate and is not approved by any regulatory agency 26 For Investor Use Only

Partnership Opportunities Santen Glaucoma Agreements ® ® • Rocklatan / Rhopressa • Japan, East Asia, Europe, China, India, the 1 Middle East, CIS countries, Africa, parts of Latin America and the Oceania countries Other International Opportunities • AR-15512, AR-1105, AR-14034 Leverage Manufacturing • State-of-the-art sterile fill manufacturing plant with capacity for expanded demand Further Strengthening Balance Sheet • Upfront/milestone payments 1. CIS = Commonwealth of Independent States 27 AR-15512, AR-1105, and AR-14034 are development stage product candidates and are not approved by any regulatory agency For Investor Use Only

2022 Planned Activities and Guidance

H1:2022

- ✓ **Glaucoma Franchise** – Refreshed branding
- ✓ **Rocklatan® Phase 4 Program** – Trial initiation
- ✓ **ASCRS/ARVO** – 17 abstracts/posters
- ✓ **AR-15512 Dry Eye** – COMET-2 (Q2:22)

H2:2022

- ✓ **AR-15512 Dry Eye** – COMET-3 (Q3:22)
- **Women in Ophthalmology, AAO** – Commercial presence/potential abstracts
- **AR-15512 Dry Eye** – COMET-4 (Q4:22)
- **AR-14034 Wet AMD** – File IND (Q4:22)

Financial Guidance:

- **2022 Glaucoma franchise net product revenues: Expected to be $130-$140MM**
- **Total net cash used: Expected to be less than $20MM per quarter, on average, for the remainder of 2022**
- **Timing to be cash flow break even: Expected during 2024**

aerie
AR-15512, AR-1105, and AR-14034 are development stage product candidates and are not approved by any regulatory agency

28
For Investor Use Only

Aerie 2.0: Strategic Pillars for Long-Term Success Growing Attractive Late- Strong Financial Commercial Stage Pipeline Position Franchise Reducing our annual net cash Driving sustainable growth of Making smart choices with our burn rate to maintain a solid the commercial business capital in advancing our pipeline financial position Attracting and retaining the right talent and leadership to support sustainable growth 29 For Investor Use Only

An Emerging Leader in Ophthalmology Carolyn McAuliffe Hans Vitzthum ir@aeriepharma.com www.aeriepharma.com For Investor Use Only